Exhibit 99.1

Exhibit 99.1

Second Quarter 2004 Investor Presentation

August 11, 2004

Forward-looking Statements and Risk Factors

This presentation, like many written and oral communications presented by the Company and its authorized officers, may contain certain forward-looking statements regarding its prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies, including the recent deleveraging of its balance sheet and extension of its liabilities, is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in general economic conditions; changes in interest rates, deposit flows, loan demand, real estate values, competition, and demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services. Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company’s SEC filings, which are available at the Company’s web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Investment Features

We have a successful business model built on our fundamental strengths.

A leading financial institution in the Metro New York market A great lending niche Exceptional asset quality Solid funding sources A highly efficient operation A record of successful merger transactions The capacity to grow earnings and capital

Market Leader

We are a leading lender, depository, and revenue producer in the NY metro region.

The leading producer of multi-family loans in New York City, with a portfolio of $8.5 billion at 6/30/04 (a) The second largest thrift depository in the New York metro region, with 142 locations and deposits of $10.0 billion (a)(b) The leading supermarket banking franchise in the New York metro region, with 52 in-store branches (a) Ranked within the top 3% of U.S. thrifts generating income from investment product sales (c)

(a) SNL DataSource

(b) NY metro region includes Queens, Kings, Richmond, Nassau, and Suffolk counties. (c) Singer’s Annuity and Funds Report

Multi-family Loans: Key Features

Our primary lending niche is highly profitable, efficient, and resilient.

Niche: Rent-controlled and -stabilized buildings in NYC 5-year fixed / 5-year adjustable rates Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5 Loan structure enhances term yields Approximately 86% of loans refinance with the Bank within 4 years No losses in 2 decades

Multi-family Loans: Key Statistics

We are the leading producer of multi-family loans for portfolio in New York City.

(in millions)

Multi-family Loan Portfolio

12/31/00 12/31/01 12/31/02 12/31/03 6/30/04 $1,946 $3,255 $4,494 $7,369 $8,536

339%

At 6/30/04

Average principal balance: $2.7 million Average loan-to-value: 59.0% Expected weighted average life: 3.8 years 1H 2004 originations: $2.2 billion % of total loans: 71.9%

Commercial Real Estate Loans: Key Features

Our CRE loans are made in accordance with the same terms as our multi-family loans.

Niche: Office and mixed-use buildings in NYC;

National credit retail shopping centers on Long Island 5-year fixed / 5-year adjustable rates Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5 Conservative credit review No losses in more than a decade

Commercial Real Estate Loans: Key Statistics

Our commercial real estate portfolio has grown 249% in the past 18 months.

(in millions)

Commercial Real Estate Loan Portfolio

12/31/00 12/31/01 12/31/02 12/31/03 6/30/04 $324 $562 $533 $1,445 $1,859

474%

At 6/30/04

Average principal balance: $1.7 million Average loan-to-value: 57.7% Expected weighted average life: 4.5 years 1H 2004 originations: $569 million % of total loans: 15.7%

Construction Loans : Key Features

We lend to 9 of the top 10 developers on Long Island.

Niche: Residential unit subdivisions on Long Island Floating rate tied to various economic indices

Bulk of proceeds distributed upon progress completion of units that have signed contract of sale No losses in more than a decade

Construction Loans: Key Statistics

Our asset mix has been enhanced by the addition of Roslyn’s lending relationships.

(in millions)

Construction Loan Portfolio

12/31/00 12/31/01 12/31/02 12/31/03 6/30/04 $59 $152 $117 $644 $753

1,176%

At 6/30/04

Average principal balance: $2.2 million Average loan-to-value: 52.0% Term: 18-24 months 1H 2004 originations: $260 million % of total loans: 6.3%

1-4 Family Loans : Key Features

The way we lend has boosted our revenues & efficiency, and reduced our credit risk.

Extensive menu of fixed- and adjustable-rate loans offered All loans originated by a third-party conduit

Loans sold to the conduit within 10 days of closing, service-released Provides other income with no credit risk

1-4 Family Loans: Key Statistics

The 1-4 family loan portfolio largely consists of loans acquired in merger transactions.

(in millions)

1-4 Family Loan Portfolio

53%

$1,267 $1,318

$731 $594

$266

12/31/00 12/31/01 12/31/02 12/31/03 6/30/04

At 6/30/04

Average principal balance: $104,000 Average loan-to-value: 38.0% Expected weighted average life: 16.2 years 1H 2004 originations: $88 million % of total loans: 5.0%

Loan Production

We are currently projecting 25% net loan growth in 2004.

(in millions)

Commercial Real Estate Loans

Construction Loans

1-4 Family Loans

Other Loans

Multi-family Loans

1H 2004 Loan Originations: Multi-family $2,213 Commercial real estate 569 Construction 260 1-4 Family 88 Other 38 Total Loan Originations $3,168

Asset Quality: Key Statistics

Our loan portfolio is structured to reduce credit risk.

39 consecutive quarters without any net charge-offs against the loan loss allowance NPLs = 0.19% of loans, net, at 6/30/04 NPAs = 0.14% of total assets at 6/30/04 Excluding an $11.0 million loan that is under contract for sale in 3Q 2004, NPAs = 0.09% of total assets; no loss is expected on the loan No losses on local-market multi-family loans in 2 decades No losses on residential unit subdivision construction loans in 10+ years Allowance for loan losses = 348.62% of NPLs

Funding: Key Statistics

We are the second largest thrift depository in our market. (a)

(in millions)

Core Deposits

347%

$5,967 $6,177

$3,307 $3,043

$1,383

12/31/00 12/31/01 12/31/02 12/31/03 6/30/04

(a) Queens, Kings, Richmond, Nassau, and Suffolk Counties. (b) SNL DataSource (c) Excludes four recent de novo branches.

Core deposits = 62% of total deposits Average deposits per traditional branch: $120 million (a)(c) Number of account relationships: 891,000 Market share in core markets(b): Nassau County: #2 thrift, #4 bank Queens County: #2 thrift, #5 bank Richmond County: #2 thrift, #2 bank

Funding: Growth Strategy

We are transitioning from a wholesale to a retail funding strategy.

(in millions)

$9,924 $10,016

6/30/04

Wholesale Borrowings Deposits

2Q 2004

Reduced wholesale borrowings by $5.1 billion Initiated gift campaign

3Q 2004

Established regional manager structure Initiated incentive-based campaign Brought deposit rates in line with market

Introduced new checking / savings products that lock in deposits

Funding: Our Branch Network

Our footprint has expanded from 14 to 142 locations since November 2000.

Division

Market Served

Traditional Branches

In-store Branches

Total

Queens 25 8 33

Long Island 33 27 62(a)(b)

Staten Island 17 5 23(b)

Brooklyn 4 5 9

Westchester & Other NYC - 6 6

Hudson County, NJ 4 - 4

Essex & Union Counties, NJ 4 1 5

87 52 142(a)(b)

(a) Includes one traditional branch in the Bronx. (b) Includes a customer convenience center.

Funding: Cash Flows

Cash flows from securities will be redeployed into loan production in 1H 2004 & 2005.

(in millions)

1H 2004 Projected 2H 2004 Projected 2005

Interest Rate Scenario:

Flat $ 1,931 $ 950 $ 1,330

+ 200 bp $ 1,931 $ 800 $ 950

Efficiency

Efficiency is a key component of our financial performance.

Efficiency Ratio

2000 2001 2002 2003 1H 2004

U.S. Thrifts 65.72% 65.21% 63.26% 65.10% 68.42% (a)

NYB 30.20% (b) 30.50% (b) 25.32% 23.59% (b) 18.31% (c)

(a) 1Q 2004 SNL industry data. 1H 2004 industry data not yet available. (b) Core efficiency ratio. (c) Excludes a $157.2 million repositioning charge in 2Q 2004.

Sources of Efficiency

Emphasis on multi-family lending Above-average deposits per traditional branch Franchise expansion through M & A Cost-effective de novo branch expansion Hub & spoke approach to in-store branching Profitable third-party alliances

Successful Merger Transactions: Key Features

We have a solid record of successful merger transactions.

Merger Transactions:

Acquired Haven Bancorp (HAVN) on 11/30/00 Merged with Richmond County Financial Corp. (RCBK) on 7/31/01 Merged with Roslyn Bancorp (RSLN) on 10/31/03

Features:

Mergers completed within 4-5 months of announcement Systems integrated within 3 months of completion Immediately accretive to earnings Post-merger balance sheet restructuring enhanced quality of assets and earnings

Earnings Capacity: Historical Earnings

From 1998 to 2003, the Company grew its core earnings 1,087%. (a)

(in thousands)

1998 1999 2000 2001 2002 2003 1H 2003 1H 2004(b) $26,944 $30,164 $31,822 $121,312 $229,230 $319,695 $139,120 $267,657

1, 087%

92%

(a) Please see reconciliation of core earnings to GAAP earnings on page 29.

(b) Excludes an after-tax repositioning charge of $94.9 million or $0.35 per diluted share in 2Q 2004.

Please see reconciliation to GAAP earnings on page 29.

Appendix

Assets

We have better positioned our balance sheet for future interest rate increases.

(in millions)

Multi-family Loans

Commercial Real Estate Loans

Construction Loans

1-4 Family & Other Loans

Available-for-Sale Securities

Held-to-Maturity Securities

Total Assets at 6/30/04 $24,088

Loans:

Multi-family $8,536

Commercial real estate 1,859

Construction 753

1-4 Family & Other 729

Total Loans $11,877

Securities:

Available-for-sale $3,934

Held-to-maturity 4,530

Total Securities $8,464

Investment Securities

Mortgage-backed and -related securities represented 73% of total securities at 6/30/04.

(dollars in millions)

Debt & Equity Securities Held to Maturity

Mortgage-backed & -related Securities Available for Sale

Debt & Equity Securities Available for Sale

Mortgage-backed and -related Securities Held to Maturity

At June 30, 2004

Carrying Value Estimated Book Yield

Total available for sale $3,934 4.55%

Total held to maturity $4,530 5.46%

Available-for-Sale Securities

The estimated average life of the available-for-sale portfolio was 4.29 years at 6/30/04.

(dollars in thousands)

At June 30, 2004

Carrying Value Estimated Book Yield Estimated Avg. Life (in years)

Available-for-sale mortgage-backed and -related securities:

Mortgage-backed securities $ 1,660,003 4.38% 5.36

Private label CMOs 1,299,158 4.61 3.19

Agency CMOs 641,591 4.29 3.77

Total available-for-sale mortgage- backed and -related securities $ 3,600,752 4.45% 4.29

Deposits

Core deposits represented 62% of total deposits at 6/30/04.

(in millions)

Non-interest-bearing

Savings

CDs

Core Deposits

NOW & MMA

Deposits:

NOW & MMA $ 2,594 Savings 2,846 CDs 3,839 Non-interest-bearing 737 Total Deposits $10,016

Interest Rate Risk Profile

We have significantly improved our interest rate risk profile.

At June 30, 2004

Interest Rate Sensitivity Gap: 1-year Gap: 0.20% 3-year Gap: 6.40% 5-year Gap: 18.15% Net Interest Income Simulation (a):

+200 basis points over 12 months: (2.44)% -200 basis points over 12 months: 0.03%

(a) In addition to a flattening yield curve, the Company’s projected 2005 diluted earnings per share already assume a 200-basis point increase in interest rates over the next 12 months.

1H 2004 Earnings

Excluding a repositioning charge, we generated diluted EPS of $0.99 in 1H 2004.

(dollars in thousands)

Earnings Excluding Repositioning Charge: 1H 2004

Net interest income $ 448,743

Other operating income 68,462

Non-interest expense 100,418

Income tax expense 149,130

Net income $ 267,657

Additional contributions to tangible

stockholders’ equity 38,913

Cash earnings (b) $ 306,570

Profitability Measures (a) (b) 1H 2004

Diluted EPS $0.99

Diluted Cash EPS 1.13

ROA 2.04%

Cash ROA 2.34

ROE 16.63

Cash ROE 19.04

Efficiency ratio 18.31

Cash efficiency ratio 17.28

(a) Excludes an after-tax repositioning charge of $94.9 million or $0.35 per diluted share in 2Q 2004. (b) Please see reconciliation of non-GAAP and GAAP earnings on pages 29 and 30.

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s core earnings and GAAP earnings for the twelve months ended December 31, 1999, 2000, 2001, and 2003. There is no reconciliation presented for 1998 or 2002 as the Company’s core and GAAP earnings were identical during those years.

For the Years Ended December 31,

2003 2001 2000 1999

(in thousands, except per share data)

Net income $323,371 $104,467 $24,477 $31,664

Adjustments to net income:

Gain on sales of Bank-owned property (37,613) (1,500) (13,500) —

Curtailment gain — — — (1,600)

Early retirement charge — — — 735

Merger-related expenses 20,423 22,800 24,800 —

Income tax expense adjustment — 3,000 — —

Total adjustments to net income (17,190) 24,300 11,300 (865)

Income tax expense (benefit) on adjustments 13,514 (7,455) (3,955) (635)

Core earnings $ 319,695 $ 121,312 $ 31,822 $ 30,164

Basic core earnings per share $ 1.68 $ 0.89 $ 0.42 $ 0.41

Diluted core earnings per share $ 1.63 $ 0.87 $ 0.41 $ 0.40

The following table presents the Company’s 1H 2004 earnings both including and excluding the 2Q 2004 charge that was recorded in connection with the repositioning of its balance sheet.

For the Six Months Ended June 30, 2004

(in thousands, except per share data)

Net income $172,778

Adjustments to net income:

Repositioning charge 157,215

Income tax benefit (62,336)

Net income excluding repositioning charge $267,657

Basic earnings per share $1.03

Diluted earnings per share $0.99

Reconciliation of GAAP and Non-GAAP Measures

The following table presents a reconciliation of the Company’s cash and GAAP earnings for the six months ended June 30, 2004. Cash earnings data is shown both with and without the second quarter 2004 repositioning charge.

For the Six Months Ended June 30, 2004

(in thousands, except per share data)

Net income $172,778

Additional contributions to tangible stockholders’ equity:

Amortization and appreciation of shares held in stock-

related benefit plan 5,331

Associated tax benefits 25,531

Dividends on unallocated ESOP shares 2,331

Amortization of core deposit intangibles 5,720

Total additional contributions to tangible stockholders’ equity 38,913

Cash earnings $211,691

Adjustments to cash earnings:

Net loss on sales of securities relating to balance sheet

repositioning 157,215

Income tax benefit on adjustment (62,336)

Cash earnings excluding charge $306,570

Basic cash earnings per share $1.18

Diluted cash earnings per share $1.13

For More Information:

The Company trades on the NYSE under the symbol “NYB”.

Log onto our web site: www.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: New York Community Bancorp, Inc.

615 Merrick Avenue Westbury, NY 11590

8/11/04